UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2007

OUTDOOR CHANNEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-17287	33-0074499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

43445 Business Park Drive, Suite 103

Temecula, California 92590

(Address of principal executive offices, including zip code)

(951) 699-6991

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On May 10, 2007, Outdoor Channel Holdings, Inc. (the “Company”) held its regular quarterly investor conference call to review the financial results for its 2007 first quarter ended March 31.  During this call, the Company’s management, during a discussion regarding the Company’s advertising revenue, referenced its “annual budget which is up around 25% versus a year ago.”  As clarification, this statement was referencing the budgeted growth in the Company’s advertising revenue relating to its short-form advertising (its direct sale of advertising time on Outdoor Channel to advertisers), not the Company’s aggregate advertising revenue.  The Company’s aggregate advertising revenue is comprised of such short-form advertising plus long-form advertising, or infomercials, plus the sale of advertising time to third-party producers of some of the shows aired on Outdoor Channel.  The Company’s short-form advertising revenue is budgeted to be approximately 50% of its aggregate advertising revenue for 2007.

This information is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Statements in this report that are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, including statements, without limitation, our expectations, beliefs and intentions regarding the future advertising revenue of the Company. The Company’s actual results could differ materially from those discussed in any forward-looking statements. The Company intends that such forward-looking statements be subject to the safe- harbor provisions contained in those sections. Such statements involve significant risks and uncertainties and are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements. Such factors include but are not limited to: (1) the company’s ability to grow the subscriber base of Outdoor Channel; (2) a decline in the number of viewers from having Outdoor Channel placed in unpopular cable or satellite packages, or increases in subscription fees, established by the service providers; (3) service providers discontinuing or refraining from carrying Outdoor Channel; and other factors which are discussed in the company’s filings with the Securities and Exchange Commission. For these forward-looking statements, the company claims the protection of the safe harbor for forward-looking statements in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR CHANNEL HOLDINGS, INC.

By:	/s/ THOMAS E. HORNISH
Thomas E. Hornish Chief Operating Officer and General Counsel

Date:  May 14, 2007